UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 27, 2006

Date of Report (Date of Earliest Event Reported)

Pixar

(Exact Name of Registrant as Specified in its Charter)

California	0-26976	68-0086179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Park Avenue

Emeryville, CA 94608

(510) 752-3000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Pixar entered into a Distribution Letter Agreement dated as of January 27, 2006 with Walt Disney Pictures and Television (“Disney”) regarding the distribution of a feature length animated film currently entitled “Ratatouille” (the “Additional Picture”). Pursuant to the Distribution Letter Agreement, the Additional Picture will be deemed a “Picture” under and in accordance with the terms of the Co-Production Agreement between Pixar and Disney dated February 24, 1997, subject to certain exceptions, including but not limited to those noted below.

The Distribution Letter Agreement provides that the term of the Co-Production Agreement shall be extended until delivery to Disney of the Additional Picture. In addition, Pixar shall finance all production costs and receive all gross receipts of the Additional Picture after deduction of (1) a distribution fee paid to Disney, (2) any participations paid to third parties and (3) Disney’s distribution costs. Pixar shall have creative control and control of production for the Additional Picture and shall own all rights to derivative works based on the Additional Picture, except that Disney shall own theme park rights to the Additional Picture in perpetuity.

Under the Distribution Letter Agreement, Pixar shall have sole ownership of copyrights, trademarks and other intellectual property rights in and to the Additional Picture. In addition, Disney’s exclusive distribution and exploitation rights with respect to the Additional Picture shall be for a period of 10 years from initial theatrical exhibition of the Additional Picture or 11 years from delivery of the Additional Picture, whichever is earlier.

A description of the relationship between Disney and Pixar, other than in respect of the Distribution Agreement, is contained in Pixar’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005 (the “Form 10-K”) and in Pixar’s Current report on Form 8-K filed on January 26, 2006 (the “Form 8-K”). The information contained in Item 1 “Business – Relationship with Disney” of the Form 10-K is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the information contained in Item 1.01 of the Form 8-K is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
99.1	Portion of Pixar’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005 entitled “Item 1 – Business – Relationship with Disney.”

99.2	Portion of Pixar’s Current Report on Form 8-K filed on January 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pixar

DATE: February 2, 2006	By:	/s/ SIMON T. BAX
Simon T. Bax Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Portion of Pixar’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005 entitled “Item 1 – Business – Relationship with Disney.”

99.2	Portion of Pixar’s Current Report on Form 8-K filed on January 26, 2006.